IMPORTANT NOTICE REGARDING CHANGE IN

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGY

WISDOMTREE TRUST

(the “Trust”)

Supplement dated August 15, 2018

To the currently effective

Summary Prospectus, Statutory Prospectus (collectively the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

(the “Fund”)

At the recommendation of WisdomTree Asset Management, Inc. (“WisdomTree”), the Fund’s investment adviser, the Board of Trustees of the Trust, with respect to the Fund, has approved modifications to the Fund’s investment objective and strategies. These changes are scheduled to go into effect on or about October 19, 2018.

	CURRENT	NEW
Fund Name (Ticker)	WisdomTree Emerging Markets Consumer Growth Fund (EMCG)
Objective

The WisdomTree Emerging Markets Consumer Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Consumer Growth Index (the “Index”).

The WisdomTree Emerging Markets Consumer Growth Fund (the “Fund”) seeks income and capital appreciation.
Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index.

The Index is a fundamentally weighted index that consists of consumer growth common stocks in emerging markets. The Index is comprised of the 250 companies with the best combined rank of growth, quality, and valuation factors: specifically, long-term earnings growth expectations, return on assets, return on equity and earnings yield. Of the 250 companies in the Index, approximately 150 companies are selected from the consumer staples and consumer discretionary sectors and approximately 100 companies are selected from other sectors and industries that are estimated to be the most sensitive to local emerging market consumers, such as the financial and telecommunications services sectors. Accordingly, companies from the following sectors and industries, which are deemed to be less sensitive to local emerging market consumers, are not eligible for inclusion in the Index: commercial services, energy minerals, non-energy minerals, industrial services, process industries, technology services, producer manufacturing and electronic technology.

The Fund will be actively managed using a model-based approach.

The Fund will seek to achieve its investment objective by investing primarily in consumer growth stocks in emerging markets that provide the best combined rank of growth, quality, and valuation characteristics. WisdomTree, using a disciplined model-based process focused on a long-term approach to investing, seeks to identify consumer stocks that benefit from long-term growth in emerging market economies. WisdomTree believes screening equity securities by fundamental attributes of corporate profitability and valuation can improve long-term returns. At a minimum, the Fund’s portfolio will be reconstituted and rebalanced annually, although a more active approach may be taken depending on such factors as market conditions and investment opportunities, and the number of holdings in the Fund may vary.

Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new objective and strategies, except as an actively managed fund, the Fund will no longer be subject to “Index and Data Risk,” “Investment Style Risk,” and “Non-Correlation Risk.” The Fund is expected to be subject to the following additional principal risks:

Management Risk. The Fund will be actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Models and Data Risk. While the Fund will be actively managed, the Fund’s investment process is expected to be heavily dependent on quantitative models and the models may not perform as intended. Errors in data used in the models may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

The changes described above will not affect the Fund’s management fee or expense ratio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-003-0818